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                                                                 EXHIBIT 10(u)



                                 POWERTEL, INC.

                                 AMENDMENT NO. 4
                             TO THE CREDIT AGREEMENT


         This AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 18, 1997, and entered into by and among POWERTEL PCS, INC., a Delaware corporation (formerly known as InterCel PCS Services, Inc. and Powertel, Inc.) (the "BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), and ERICSSON INC., as agent for Lenders ("AGENT") and, for purposes of Section 3 hereof only, the other Loan Parties listed on the signature pages hereof, and is made with reference to that certain Credit Agreement, dated as of March 4, 1996, as amended by that certain Amendment No. 1 to the Credit Agreement dated as of October 31, 1996, that certain Amendment No. 2 to the Credit Agreement dated as of March 31, 1997, and that certain Amendment No. 3 to the Credit Agreement dated as of June 26, 1997 (as so amended, the "CREDIT AGREEMENT"), by and among the Borrower, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

         WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement to make certain amendments as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1      AMENDMENTS TO CERTAIN DEFINITIONS AND AMENDMENTS TO SECTION 1:
                  PROVISIONS RELATING TO DEFINED TERMS


         Subsection 1.01 of the Credit Agreement is hereby amended by amending the definition of "Net Cash Proceeds" to delete clause (a) therefrom in its entirety and substitute the following clause (a) therefor:


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         "(a) any sale, lease, transfer or other disposition of any assets in the ordinary course of business".

         1.2 AMENDMENT TO SECTION 2.04: PREPAYMENTS

         Section 2.04(b) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting the following therefor:

         "(i) No later than the first Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any Net Cash Proceeds in excess of $5,000,000 in any 12 consecutive month period ("EXCESS NET CASH PROCEEDS"), the Borrower shall prepay the Advances in an aggregate amount equal to such Excess Net Cash Proceeds. Notwithstanding the foregoing, as long as no Default shall have occurred and be continuing, Borrower shall not be required to make any mandatory prepayment pursuant to this Section 2.04 (b)(i) to the extent the Excess Net Cash Proceeds are reinvested in productive assets used by the Borrower and its Subsidiaries in the conduct of its business within 180 days from the date of receipt thereof. If upon receipt of any Excess Net Cash Proceeds, the Borrower elects to reinvest the Excess Net Cash Proceeds as permitted under this Subsection 2.04(b)(i), (1) no later than the first Business Day following receipt of such Excess Net Cash Proceeds, the Borrower shall deliver an officers' certificate to Agent demonstrating the derivation of such Excess Net Cash Proceeds and certifying the portion of such proceeds which the Borrower elects to reinvest in productive assets and certifying that no Default shall have occurred and be continuing and (2) upon the expiration of 180 days after the date of receipt of the Excess Net Cash Proceeds certified as being scheduled for reinvestment, the Borrower shall deliver to Agent an officers' certificate indicating the amount of Excess Net Cash Proceeds reinvested as of such date, the assets in which such Excess Net Cash Proceeds have been reinvested, and the amount of any remaining Excess Net Cash Proceeds which shall be applied to prepay the Advances as set forth in this Section 2.04(b)(i)."

         1.3 AMENDMENT TO SECTION 5.02 NEGATIVE COVENANTS

         Section 5.02(b)(iii) is hereby deleted in its entirety and the following is substituted therefor:

         "(iii) any sale, lease, transfer or other disposition of assets for cash; provided that (A) the consideration received is equal to the fair market value of such assets and (B) to the extent the aggregate Net Cash Proceeds received by the Company in any 12 consecutive month period exceed $5,000,000, the Company shall apply such Net Cash Proceeds in accordance with Section 2.04(b)(i) hereof."


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         SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         (a) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or bylaws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, the effect of which would have a Material Adverse Effect, or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, or any of its Subsidiaries or any of their properties except where such conflict would not have a Material Adverse Effect.

         (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is a party.

         (c) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         (d) Except as disclosed on Annex J hereto, the representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


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         (e) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

         SECTION 3. ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT PARTIES.

         Powertel, Inc. is a party to the Parent Guaranty, each Operating Subsidiary is party to a Subsidiary Guaranty and a Subsidiary Security Agreement, and each License Subsidiary is party to a Subsidiary Guaranty. Powertel, Inc., the Operating Subsidiaries and the License Subsidiaries are referred to herein collectively as the "CREDIT SUPPORT PARTIES" and the Parent Guaranty, the Subsidiary Guaranties and the Subsidiary Security Agreements are herein collectively referred to as the "CREDIT SUPPORT DOCUMENTS."

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the Amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all the "Guaranteed Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement (as hereinafter defined) and the Notes defined therein.

         Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document should be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


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         SECTION 4. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, and delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent).

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective (the "FOURTH AMENDMENT EFFECTIVE DATE") upon the execution of a counterpart hereof by the Borrower, Required Lenders and each of the Credit Support Parties and receipt by the


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Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       POWERTEL PCS, INC.


                                       By: /s/ Allen E. Smith
                                          --------------------------
                                       Title: President


                                       ERICSSON INC., as Agent


                                       By: /s/ Joseph Hagan
                                          --------------------------
                                       Title: Vice President


                                       GOLDMAN SACHS CREDIT PARTNERS
                                       L.P., as a Lender

                                        /s/ Stephen B. King
                                       -----------------------------
                                       Authorized Signatory




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                                  For purposes of Section 3 of this Amendment
                                  only:

                                  POWERTEL, INC.


                                  By: /s/ Allen E. Smith
                                     ---------------------------------

                                  Title: President
                                        ------------------------------

                                  POWERTEL/JACKSONVILLE, INC.
                                  POWERTEL/MEMPHIS, INC.
                                  POWERTEL/BIRMINGHAM, INC.
                                  POWERTEL/ATLANTA, INC.
                                  POWERTEL/JACKSONVILLE LICENSES, INC.
                                  POWERTEL/MEMPHIS LICENSES, INC.
                                  POWERTEL/BIRMINGHAM LICENSES, INC.
                                  POWERTEL/ATLANTA LICENSES, INC.


                                  By: /s/ Allen E. Smith
                                     -------------------------------------
                                     Allen Smith
                                     President of each of the foregoing